UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04186

John Hancock Income Securities Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-663-4497

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS

Dear shareholders,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020.

During the first-quarter sell-off, many investors reacted by exiting higher-risk assets and moving into cash, leading to a liquidity crunch in the fixed-income markets. In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans for broad support of debt markets. Many other nations followed suit and credit spreads rebounded off their highs as liquidity concerns eased.

The continued spread of COVID-19, trade disputes, and other geopolitical tensions continues to create uncertainty among businesses and investors. Consumer spending remains far below prepandemic levels. Your financial professional can help position your portfolio so that it’s sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock

Income Securities Trust

Table of contents

2	Your fund at a glance

5	Manager’s discussion of fund performance

7	Fund’s investments

32	Financial statements

36	Financial highlights

37	Notes to financial statements

45	Report of independent registered public accounting firm

46	Tax information

47	Additional information

50	Continuation of investment advisory and subadvisory agreements

56	Trustees and Officers

60	More information

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The Bloomberg Barclays Government/Credit Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.

2	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bond yields fell amid pandemic

U.S. bond yields declined sharply, lifting bond prices, as the COVID-19 pandemic led to a substantial and widespread economic downturn.

U.S. Treasury bonds outperformed

U.S. Treasury bonds posted positive returns in the bond market as their yields fell to historically low levels; investment-grade corporate bonds also performed well, while high-yield corporate bonds lagged.

The fund outperformed its comparative index

The fund’s outperformance of the Bloomberg Barclays Government/Credit Index was driven mainly by sector allocation, particularly an emphasis on investment-grade corporate bonds.

PORTFOLIO COMPOSITION AS OF 10/31/2020 (% of total investments)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market’s perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund’s use of leverage creates additional risks, including greater volatility of the fund’s NAV, market price, and returns. There is no assurance that the fund’s leverage strategy will be successful. In

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	3

addition, in volatile market environments the fund could be required to sell securities in its portfolio in order to comply with regulatory or other debt compliance requirements, which could negatively impact the fund’s performance. The fund has significant exposure to the communication services, consumer discretionary, energy, and financials sectors. Focusing on a particular sector may increase the fund’s volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those sectors. The fund has significant exposure to the financials and communication services sectors. Focusing on a particular sector may increase the fund’s volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those sectors. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of fund securities may negatively impact performance.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.

QUALITY COMPOSITION AS OF 10/31/2020 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-20 and do not reflect subsequent downgrades or upgrades, if any.

4	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Manager’s discussion of fund performance

Can you describe the U.S. bond market environment during the 12 months ended October 31, 2020?

U.S. bonds posted solid gains for the period despite an increase in market volatility resulting from the COVID-19 pandemic. As shelter-in-place policies designed to slow the spread of the virus led to a dramatic slowdown in economic activity, the federal government responded with unprecedented monetary and fiscal stimulus to shore up the economy and financial markets. Lockdown restrictions gradually eased in the summer months, leading to signs of an emerging economic recovery. However, a resurgence of coronavirus cases late in the period and a lack of additional fiscal stimulus dampened economic optimism.

In the bond market, a pandemic-driven flight to quality pushed U.S. Treasury bond yields down to all-time lows in most maturity segments. Consequently, U.S. Treasury securities delivered favorable returns in the bond market for the period. The credit-related sectors of the market suffered the biggest declines in the immediate wake of the virus-related economic shutdown, and although investment-grade corporate bonds recovered to post solid gains, high-yield corporate securities produced the weakest returns in the bond market for the period.

How did the fund perform?

The fund outperformed its comparative index, the Bloomberg Barclays Government/Credit Index, on both a net asset value and market price basis. The primary factor behind the outperformance was sector allocation, particularly an overweight position in investment-grade corporate bonds and an out-of-index

COUNTRY COMPOSITION AS OF 10/31/2020 (% of total investments)
United States	84.9
United Kingdom	4.0
Netherlands	1.7
Canada	1.6
France	1.3
Other countries	6.5
TOTAL	100.0

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	5

position in residential mortgage-backed securities. A small position in convertible bonds, which benefited from strong stock market returns during the period, also aided relative results. Another positive factor was leverage, which we use to increase the fund’s overall fixed-income market exposure. This extra exposure amplified the impact of positive bond market returns, providing an additional boost to fund performance.

MANAGED BY Jeffrey N. Given, CFA Howard C. Greene, CFA

On the downside, the fund’s duration positioning weighed on relative performance during the period. The fund’s duration (a measure of interest-rate sensitivity) was shorter than that of the index, which meant that the fund didn’t benefit as much as the index from the sharp decline in bond yields. In addition, positions in high-yield corporate bonds and commercial mortgage-backed securities, which aren’t represented in the index and underperformed during the period, detracted from relative results.

How was the portfolio positioned at the end of the reporting period?

We took advantage of market volatility over the past year to selectively increase the fund’s position in corporate bonds, with an emphasis on higher-quality securities, while reducing exposure to residential mortgage-backed securities. The economic outlook remained clouded by the ongoing COVID-19 pandemic, especially the potential for rising coronavirus cases to lead to renewed restrictions and lockdowns. However, we continue to believe that corporate credit will outperform as investors around the world seek out higher yields in a low interest-rate environment.

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, and Howard C. Greene, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Fund’s investments

AS OF 10-31-20

	Rate (%)	Maturity date	Par value^	Value

U.S. Government and Agency obligations 18.1% (12.2% of Total investments)				$33,622,555
(Cost $32,236,517)

U.S. Government 0.2%				281,678
U.S. Treasury Bond (A)(B)	1.250	05-15-50	312,000	281,678

U.S. Government Agency 17.9%				33,340,877
Federal Home Loan Mortgage Corp. 30 Yr Pass Thru	2.500	08-01-50	73,919	78,592
30 Yr Pass Thru	3.000	03-01-43	493,163	539,994
30 Yr Pass Thru	3.000	10-01-49	1,735,840	1,842,792
30 Yr Pass Thru	3.000	12-01-49	104,225	110,647
30 Yr Pass Thru	3.000	12-01-49	3,397,689	3,565,625
30 Yr Pass Thru	3.000	01-01-50	1,948,767	2,060,709
30 Yr Pass Thru	3.500	07-01-46	1,249,101	1,344,566
30 Yr Pass Thru	3.500	10-01-46	611,909	669,771
30 Yr Pass Thru	3.500	12-01-46	301,282	327,995
30 Yr Pass Thru	3.500	02-01-47	1,638,536	1,780,739
30 Yr Pass Thru	3.500	11-01-48	3,027,664	3,303,671
Federal National Mortgage Association 30 Yr Pass Thru	2.000	09-01-50	597,073	621,648
30 Yr Pass Thru	3.000	12-01-42	1,560,139	1,703,436
30 Yr Pass Thru	3.000	07-01-43	476,946	506,743
30 Yr Pass Thru	3.000	11-01-49	520,103	549,670
30 Yr Pass Thru	3.500	12-01-42	1,862,124	2,042,941
30 Yr Pass Thru	3.500	01-01-43	1,975,843	2,159,675
30 Yr Pass Thru	3.500	04-01-45	811,091	885,287
30 Yr Pass Thru	3.500	11-01-46	1,687,790	1,834,800
30 Yr Pass Thru	3.500	07-01-47	1,829,105	1,983,851
30 Yr Pass Thru	3.500	07-01-47	1,440,303	1,583,760
30 Yr Pass Thru	3.500	11-01-47	745,734	807,893
30 Yr Pass Thru	3.500	09-01-49	778,780	822,374
30 Yr Pass Thru	3.500	03-01-50	1,509,944	1,597,580
30 Yr Pass Thru	4.000	09-01-41	555,728	616,118
Foreign government obligations 0.7% (0.5% of Total investments)				$1,398,847
(Cost $1,185,669)

Qatar 0.4%				770,975
State of Qatar Bond (C)	3.375	03-14-24	384,000	413,791
Bond (C)	5.103	04-23-48	259,000	357,184

Saudi Arabia 0.3%				627,872
Kingdom of Saudi Arabia Bond (C)	4.375	04-16-29	534,000	627,872

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	7

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 109.6% (73.8% of Total investments)				$203,537,280
(Cost $193,820,400)

Communication services 13.2%				24,520,935

Diversified telecommunication services 3.1%
AT&T, Inc.	2.300	06-01-27	240,000	249,020
AT&T, Inc.	3.100	02-01-43	395,000	374,879
AT&T, Inc.	3.650	06-01-51	112,000	109,731
AT&T, Inc.	3.800	02-15-27	775,000	872,076
C&W Senior Financing DAC (A)(B)(C)	6.875	09-15-27	240,000	252,720
CenturyLink, Inc. (A)(B)(C)	4.000	02-15-27	113,000	115,529
Cincinnati Bell, Inc. (A)(B)(C)	7.000	07-15-24	322,000	332,868
Frontier Communications Corp. (A)(B)(C)	5.875	10-15-27	42,000	42,788
GCI LLC (C)	4.750	10-15-28	125,000	129,025
Level 3 Financing, Inc. (C)	3.400	03-01-27	328,000	350,885
Liquid Telecommunications Financing PLC (A)(B)(C)	8.500	07-13-22	205,000	208,361
Radiate Holdco LLC (C)	6.500	09-15-28	175,000	180,250
Switch, Ltd. (C)	3.750	09-15-28	63,000	63,079
Telecom Argentina SA (C)	6.500	06-15-21	108,000	102,061
Telecom Argentina SA (C)	8.000	07-18-26	186,000	153,452
Telecom Italia Capital SA (A)(B)	7.200	07-18-36	365,000	460,502
Telecom Italia SpA (C)	5.303	05-30-24	250,000	270,488
Verizon Communications, Inc.	3.000	03-22-27	75,000	82,506
Verizon Communications, Inc.	4.329	09-21-28	351,000	420,891
Verizon Communications, Inc.	4.400	11-01-34	260,000	320,644
Verizon Communications, Inc.	4.862	08-21-46	509,000	673,617

Entertainment 2.2%
Activision Blizzard, Inc. (A)(B)	3.400	09-15-26	901,000	1,017,966
Cable One, Inc. (C)	4.000	11-15-30	92,000	93,380
Lions Gate Capital Holdings LLC (C)	5.875	11-01-24	213,000	200,220
Lions Gate Capital Holdings LLC (C)	6.375	02-01-24	14,000	13,440
Netflix, Inc. (A)(B)	4.875	04-15-28	564,000	634,331
Netflix, Inc. (C)	4.875	06-15-30	209,000	238,521
Netflix, Inc. (C)	5.375	11-15-29	92,000	107,755
Netflix, Inc.	5.875	11-15-28	400,000	477,918
The Walt Disney Company	7.750	01-20-24	1,020,000	1,235,398

Interactive media and services 0.3%
ANGI Group LLC (C)	3.875	08-15-28	165,000	163,144
Match Group Holdings II LLC (C)	4.125	08-01-30	175,000	178,719
National CineMedia LLC (C)	5.875	04-15-28	135,000	93,825
Twitter, Inc. (C)	3.875	12-15-27	164,000	172,003

Media 5.3%
Charter Communications Operating LLC	4.200	03-15-28	820,000	929,456
Charter Communications Operating LLC	4.800	03-01-50	556,000	630,745

8	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Communication services (continued)

Media (continued)
Charter Communications Operating LLC	5.750	04-01-48	617,000	$767,193
Charter Communications Operating LLC	6.484	10-23-45	606,000	812,992
Comcast Corp. (B)	3.999	11-01-49	76,000	91,449
Comcast Corp. (B)	4.049	11-01-52	595,000	725,705
Comcast Corp. (B)	4.150	10-15-28	1,534,000	1,824,286
Cox Communications, Inc. (B)(C)	1.800	10-01-30	195,000	190,430
Cox Communications, Inc. (B)(C)	2.950	10-01-50	269,000	257,411
CSC Holdings LLC (C)	5.750	01-15-30	303,000	323,921
CSC Holdings LLC	5.875	09-15-22	210,000	221,550
CSC Holdings LLC (C)	7.500	04-01-28	205,000	224,447
Globo Comunicacao e Participacoes SA (C)	4.875	01-22-30	315,000	311,617
MDC Partners, Inc. (A)(B)(C)	6.500	05-01-24	379,000	362,635
Meredith Corp. (A)(B)	6.875	02-01-26	360,000	298,350
Sirius XM Radio, Inc. (C)	5.000	08-01-27	339,000	355,103
VTR Finance NV (A)(B)(C)	6.375	07-15-28	1,305,000	1,389,825
WMG Acquisition Corp. (C)	5.500	04-15-26	175,000	181,563

Wireless telecommunication services 2.3%
MTN Mauritius Investments, Ltd. (C)	4.755	11-11-24	225,000	230,703
Oztel Holdings SPC, Ltd. (C)	6.625	04-24-28	230,000	225,598
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (D)	6.875	07-19-27	400,000	379,700
Sprint Corp.	7.875	09-15-23	270,000	308,138
Telefonica Celular del Paraguay SA (C)	5.875	04-15-27	200,000	212,000
T-Mobile USA, Inc. (B)(C)	2.050	02-15-28	504,000	510,033
T-Mobile USA, Inc. (B)(C)	2.550	02-15-31	164,000	166,906
T-Mobile USA, Inc. (B)(C)	3.300	02-15-51	448,000	432,168
T-Mobile USA, Inc. (B)(C)	3.750	04-15-27	228,000	254,076
T-Mobile USA, Inc. (B)(C)	3.875	04-15-30	510,000	572,914
T-Mobile USA, Inc. (B)(C)	4.500	04-15-50	299,000	348,181
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	497,000	589,848

Consumer discretionary 10.6%				19,654,288

Auto components 0.1%
Dealer Tire LLC (A)(B)(C)	8.000	02-01-28	92,000	94,070
Magna International, Inc. (A)(B)	2.450	06-15-30	116,000	121,647

Automobiles 2.6%
Daimler Finance North America LLC (A)(B)(C)	2.700	06-14-24	230,000	243,352
Daimler Finance North America LLC (A)(B)(C)	3.500	08-03-25	150,000	165,079
Ford Motor Credit Company LLC	4.125	08-17-27	329,000	324,065
Ford Motor Credit Company LLC (A)(B)	4.134	08-04-25	952,000	945,631
Ford Motor Credit Company LLC	5.113	05-03-29	514,000	533,918
Ford Motor Credit Company LLC	5.875	08-02-21	463,000	472,816

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	9

	Rate (%)	Maturity date	Par value^	Value

Consumer discretionary (continued)

Automobiles (continued)
General Motors Company (B)	5.400	04-01-48	162,000	$184,304
General Motors Financial Company, Inc. (A)(B)	3.600	06-21-30	563,000	591,903
General Motors Financial Company, Inc. (B)	4.000	01-15-25	159,000	170,491
General Motors Financial Company, Inc. (B)	4.300	07-13-25	350,000	381,636
General Motors Financial Company, Inc. (B)	5.200	03-20-23	275,000	298,390
Hyundai Capital America (A)(B)(C)	1.800	10-15-25	156,000	155,602
Hyundai Capital America (A)(B)(C)	2.375	10-15-27	156,000	157,042
Nissan Motor Acceptance Corp. (B)(C)	3.450	03-15-23	215,000	220,873

Diversified consumer services 0.3%
Laureate Education, Inc. (C)	8.250	05-01-25	170,000	181,086
Service Corp. International	3.375	08-15-30	114,000	115,568
Sotheby’s (A)(B)(C)	7.375	10-15-27	251,000	257,054

Hotels, restaurants and leisure 2.5%
Caesars Resort Collection LLC (C)	5.750	07-01-25	91,000	93,332
CCM Merger, Inc. (C)	6.000	03-15-22	195,000	198,218
CCM Merger, Inc. (C)	6.375	05-01-26	105,000	107,494
Choice Hotels International, Inc. (B)	3.700	01-15-31	92,000	95,192
Connect Finco SARL (C)	6.750	10-01-26	371,000	373,671
Dave & Buster’s, Inc. (A)(B)(C)	7.625	11-01-25	42,000	41,213
Hilton Domestic Operating Company, Inc. (A)(B)	4.875	01-15-30	152,000	156,370
Hilton Domestic Operating Company, Inc. (C)	5.750	05-01-28	69,000	72,326
International Game Technology PLC (A)(B)(C)	6.500	02-15-25	225,000	240,750
Jacobs Entertainment, Inc. (C)	7.875	02-01-24	201,000	196,980
Marriott International, Inc. (A)(B)	3.500	10-15-32	310,000	305,498
MGM Resorts International	4.750	10-15-28	314,000	306,935
New Red Finance, Inc. (C)	4.000	10-15-30	454,000	451,163
Resorts World Las Vegas LLC (A)(B)(C)	4.625	04-16-29	200,000	184,829
Starbucks Corp. (B)	2.250	03-12-30	885,000	907,478
Twin River Worldwide Holdings, Inc. (C)	6.750	06-01-27	298,000	301,749
Waterford Gaming LLC (C)(E)(F)	8.625	09-15-14	95,877	0
Wyndham Destinations, Inc. (A)(B)(C)	4.625	03-01-30	145,000	138,838
Wyndham Hotels & Resorts, Inc. (A)(B)(C)	4.375	08-15-28	63,000	62,617
Yum! Brands, Inc.	3.625	03-15-31	183,000	179,798
Yum! Brands, Inc. (C)	4.750	01-15-30	183,000	196,306

Internet and direct marketing retail 2.4%
Amazon.com, Inc.	3.150	08-22-27	660,000	747,520
Amazon.com, Inc.	4.050	08-22-47	328,000	418,887
eBay, Inc. (A)(B)	2.700	03-11-30	429,000	448,739
Expedia Group, Inc. (B)	3.250	02-15-30	670,000	649,931
Expedia Group, Inc. (B)	3.800	02-15-28	582,000	584,444
Expedia Group, Inc. (B)	5.000	02-15-26	519,000	556,331

10	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Consumer discretionary (continued)

Internet and direct marketing retail (continued)
Prosus NV (C)	5.500	07-21-25	400,000	$458,925
QVC, Inc.	4.375	03-15-23	325,000	336,781
QVC, Inc.	5.450	08-15-34	280,000	276,500

Multiline retail 1.3%
Dollar General Corp. (B)	3.500	04-03-30	479,000	544,587
Dollar Tree, Inc. (A)(B)	4.200	05-15-28	879,000	1,027,933
Macy’s, Inc. (A)(B)(C)	8.375	06-15-25	93,000	97,101
Nordstrom, Inc. (B)(C)	8.750	05-15-25	38,000	41,617
Target Corp. (B)	2.650	09-15-30	690,000	762,424

Specialty retail 1.2%
Asbury Automotive Group, Inc. (A)(B)(C)	4.750	03-01-30	134,000	138,355
AutoNation, Inc.	4.750	06-01-30	182,000	213,182
Group 1 Automotive, Inc. (C)	4.000	08-15-28	13,000	13,016
Ken Garff Automotive LLC (C)	4.875	09-15-28	128,000	126,826
Michaels Stores, Inc. (A)(B)(C)	4.750	10-01-27	45,000	43,988
Specialty Building Products Holdings LLC (A)(B)(C)	6.375	09-30-26	21,000	21,420
The TJX Companies, Inc. (A)(B)	3.500	04-15-25	815,000	905,094
The TJX Companies, Inc. (A)(B)	3.875	04-15-30	630,000	745,375

Textiles, apparel and luxury goods 0.2%
Hanesbrands, Inc. (A)(B)(C)	5.375	05-15-25	91,000	95,778
Levi Strauss & Company (A)(B)	5.000	05-01-25	170,000	174,250

Consumer staples 3.0%				5,619,576

Beverages 1.2%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	564,000	668,136
Coca-Cola European Partners PLC (B)	4.500	09-01-21	1,000,000	1,025,004
Constellation Brands, Inc. (A)(B)	2.875	05-01-30	123,000	132,285
Keurig Dr. Pepper, Inc.	3.200	05-01-30	372,000	414,418

Food and staples retailing 0.8%
Advantage Sales & Marketing, Inc. (C)	6.500	11-15-28	312,000	305,417
Albertsons Companies, Inc. (C)	3.250	03-15-26	109,000	107,093
Albertsons Companies, Inc. (C)	3.500	03-15-29	274,000	265,807
Albertsons Companies, Inc. (A)(B)(C)	4.875	02-15-30	112,000	118,955
Sysco Corp. (B)	5.950	04-01-30	333,000	425,040
The Kroger Company (B)	2.200	05-01-30	202,000	209,177

Food products 0.8%
BRF SA (C)	5.750	09-21-50	212,000	202,089
Cargill, Inc. (C)	2.125	04-23-30	161,000	167,606
JBS Investments II GmbH (C)	5.750	01-15-28	498,000	523,211
Kraft Heinz Foods Company (C)	3.875	05-15-27	24,000	25,365
Kraft Heinz Foods Company (C)	5.500	06-01-50	166,000	188,393

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	11

	Rate (%)	Maturity date	Par value^	Value

Consumer staples (continued)

Food products (continued)
Lamb Weston Holdings, Inc. (C)	4.875	05-15-28	17,000	$18,419
Post Holdings, Inc. (A)(B)(C)	5.500	12-15-29	149,000	160,734
Simmons Foods, Inc. (C)	5.750	11-01-24	172,000	170,495

Household products 0.0%
Edgewell Personal Care Company (A)(B)(C)	5.500	06-01-28	121,000	127,169

Personal products 0.2%
Natura Cosmeticos SA (A)(B)(C)	5.375	02-01-23	355,000	364,763

Energy 7.8%				14,536,657

Energy equipment and services 0.4%
CSI Compressco LP (C)	7.500	04-01-25	297,000	260,618
CSI Compressco LP (C)	7.500	04-01-25	88,000	77,220
CSI Compressco LP (10.000% Cash or 7.250% Cash and 2.750% PIK) (C)	10.000	04-01-26	275,893	198,643
Tervita Corp. (C)	7.625	12-01-21	205,000	196,800

Oil, gas and consumable fuels 7.4%
Aker BP ASA (A)(B)(C)	2.875	01-15-26	211,000	208,871
Aker BP ASA (C)	3.000	01-15-25	204,000	203,760
Aker BP ASA (C)	4.000	01-15-31	389,000	380,448
Altera Infrastructure LP (C)	8.500	07-15-23	264,000	223,080
Antero Resources Corp. (A)(B)	5.000	03-01-25	168,000	126,000
Cheniere Energy Partners LP	4.500	10-01-29	403,000	410,867
Cimarex Energy Company (B)	4.375	06-01-24	235,000	250,881
Colorado Interstate Gas Company LLC (B)(C)	4.150	08-15-26	178,000	195,841
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (C)	5.850	05-21-43	200,000	148,682
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	340,000	324,734
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	347,000	353,680
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	294,000	297,470
Energy Transfer Operating LP (B)	4.200	04-15-27	130,000	135,088
Energy Transfer Operating LP (B)	4.250	03-15-23	422,000	439,368
Energy Transfer Operating LP (B)	5.150	03-15-45	345,000	319,658
Energy Transfer Operating LP (B)	5.875	01-15-24	276,000	301,823
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) (B)	5.250	08-16-77	580,000	547,258
Husky Energy, Inc. (A)(B)	3.950	04-15-22	305,000	311,097
Kinder Morgan Energy Partners LP (B)	7.750	03-15-32	195,000	261,849
Leviathan Bond, Ltd. (C)	6.500	06-30-27	327,000	335,969
Leviathan Bond, Ltd. (C)	6.750	06-30-30	64,000	65,440

12	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Energy (continued)

Oil, gas and consumable fuels (continued)
Midwest Connector Capital Company LLC (B)(C)	3.625	04-01-22	156,000	$157,550
Midwest Connector Capital Company LLC (B)(C)	3.900	04-01-24	359,000	363,831
MPLX LP (B)	4.000	03-15-28	238,000	258,143
MPLX LP (B)	4.125	03-01-27	79,000	86,312
MPLX LP (A)(B)	4.250	12-01-27	164,000	181,415
MPLX LP (B)	5.250	01-15-25	176,000	181,508
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (A)(B)(D)	6.875	02-15-23	752,000	631,800
ONEOK Partners LP (A)(B)	4.900	03-15-25	134,000	146,297
Petrobras Global Finance BV	5.093	01-15-30	778,000	812,524
Petrobras Global Finance BV (A)(B)	6.900	03-19-49	186,000	210,485
Sabine Pass Liquefaction LLC	4.200	03-15-28	261,000	282,794
Sabine Pass Liquefaction LLC	5.000	03-15-27	245,000	274,835
Sabine Pass Liquefaction LLC	5.875	06-30-26	466,000	547,508
Suncor Energy, Inc. (B)	9.250	10-15-21	1,000,000	1,079,053
Sunoco Logistics Partners Operations LP	3.900	07-15-26	460,000	473,874
Sunoco Logistics Partners Operations LP (A)(B)	5.400	10-01-47	250,000	240,923
Targa Resources Partners LP (A)(B)	5.875	04-15-26	400,000	408,000
The Williams Companies, Inc.	3.750	06-15-27	355,000	386,717
The Williams Companies, Inc.	4.550	06-24-24	791,000	872,510
The Williams Companies, Inc. (A)(B)	5.750	06-24-44	114,000	131,267
TransCanada PipeLines, Ltd.	4.250	05-15-28	205,000	234,166

Financials 30.1%				55,882,138

Banks 17.8%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year ICE Swap Rate + 5.168%) (C)(D)	6.750	06-15-26	200,000	226,852
Banco Santander SA	4.379	04-12-28	200,000	227,269
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%) (A)(B)	2.592	04-29-31	458,000	479,064
Bank of America Corp. (2.831% to 10-24-50, then SOFR + 1.880%)	2.831	10-24-51	280,000	276,549
Bank of America Corp.	3.950	04-21-25	925,000	1,032,626
Bank of America Corp. (A)(B)	4.200	08-26-24	200,000	222,891
Bank of America Corp.	4.450	03-03-26	507,000	583,349
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (A)(B)(D)	6.300	03-10-26	610,000	692,350
Barclays Bank PLC (C)	10.179	06-12-21	475,000	500,190
Barclays PLC	4.375	01-12-26	840,000	949,952
BPCE SA (A)(B)(C)	4.500	03-15-25	475,000	527,262
BPCE SA (A)(B)(C)	5.700	10-22-23	1,145,000	1,284,810

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	13

	Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Banks (continued)
Citigroup, Inc. (B)	3.200	10-21-26	970,000	$1,066,716
Citigroup, Inc. (B)	4.600	03-09-26	601,000	692,633
Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (A)(B)(D)	4.700	01-30-25	437,000	428,151
Citigroup, Inc. (B)	5.500	09-13-25	165,000	195,595
Citigroup, Inc. (6.125% to 2-15-21, then 3 month LIBOR + 4.478%) (A)(B)(D)	6.125	02-15-21	157,000	155,117
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (A)(B)(D)	6.250	08-15-26	525,000	586,467
Citizens Financial Group, Inc. (A)(B)	3.250	04-30-30	448,000	488,226
Credit Agricole SA (B)(C)	3.250	01-14-30	471,000	502,314
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (B)(C)(D)	7.875	01-23-24	600,000	661,320
Danske Bank A/S (B)(C)	5.000	01-12-22	286,000	299,505
Discover Bank (B)	2.450	09-12-24	361,000	379,688
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (A)(B)(D)	5.100	06-30-23	880,000	831,600
Freedom Mortgage Corp. (C)	8.125	11-15-24	232,000	233,740
Freedom Mortgage Corp. (C)	8.250	04-15-25	105,000	106,113
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%) (B)	3.950	05-18-24	562,000	604,191
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year ICE Swap Rate + 4.368%) (A)(B)(D)	6.375	03-30-25	200,000	208,250
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year ICE Swap Rate + 5.514%) (B)(D)	6.875	06-01-21	340,000	345,022
ING Groep NV	3.550	04-09-24	302,000	328,984
JPMorgan Chase & Co. (2.522% to 4-22-30, then SOFR + 2.040%) (A)(B)	2.522	04-22-31	1,007,000	1,060,743
JPMorgan Chase & Co. (A)(B)	2.950	10-01-26	1,053,000	1,159,216
JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%) (B)	2.956	05-13-31	444,000	472,439
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%) (B)	3.960	01-29-27	418,000	475,728
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (B)(D)	4.600	02-01-25	379,000	373,694
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(D)	6.750	02-01-24	1,170,000	1,279,230
Lloyds Banking Group PLC (B)	4.450	05-08-25	1,245,000	1,411,274
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (D)	7.500	06-27-24	385,000	406,175
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (A)(B)(D)	5.125	11-01-26	345,000	361,962
Natwest Group PLC (A)(B)	3.875	09-12-23	480,000	517,642

14	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Banks (continued)
Natwest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (D)	6.000	12-29-25	393,000	$406,637
Natwest Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (D)	8.625	08-15-21	612,000	631,651
Regions Financial Corp. (A)(B)	2.250	05-18-25	811,000	856,747
Santander Holdings USA, Inc.	3.244	10-05-26	669,000	719,886
Santander Holdings USA, Inc.	3.400	01-18-23	270,000	283,454
Santander Holdings USA, Inc. (A)(B)	3.450	06-02-25	585,000	630,686
Santander Holdings USA, Inc. (A)(B)	3.500	06-07-24	618,000	665,474
Santander Holdings USA, Inc. (A)(B)	4.400	07-13-27	155,000	172,945
Santander UK Group Holdings PLC (C)	4.750	09-15-25	365,000	402,480
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (C)(D)	7.375	09-13-21	340,000	349,248
The PNC Financial Services Group, Inc. (A)(B)	3.150	05-19-27	945,000	1,053,118
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (A)(B)(D)	4.850	06-01-23	335,000	337,513
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (A)(B)(D)	6.750	08-01-21	855,000	872,955
Wells Fargo & Company (2.188% to 4-30-25, then SOFR + 2.000%)	2.188	04-30-26	540,000	561,396
Wells Fargo & Company (2.393% to 6-2-27, then SOFR + 2.100%) (A)(B)	2.393	06-02-28	701,000	727,289
Wells Fargo & Company (3.068% to 4-30-40, then SOFR + 2.530%)	3.068	04-30-41	363,000	375,792
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (D)	5.875	06-15-25	1,220,000	1,308,915

Capital markets 4.9%
Ares Capital Corp.	3.875	01-15-26	305,000	312,811
Ares Capital Corp.	4.200	06-10-24	291,000	303,941
Cantor Fitzgerald LP (C)	4.875	05-01-24	402,000	439,045
Credit Suisse Group AG (5.250% to 2-11-27, then 5 Year CMT + 4.889%) (C)(D)	5.250	02-11-27	218,000	219,482
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (A)(B)(C)(D)	7.500	07-17-23	310,000	328,603
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (C)(D)	7.500	12-11-23	295,000	320,075
Lazard Group LLC (B)	4.375	03-11-29	230,000	262,847
Macquarie Bank, Ltd. (B)(C)	3.624	06-03-30	246,000	258,213
Macquarie Bank, Ltd. (B)(C)	4.875	06-10-25	520,000	583,593
Morgan Stanley (2.188% to 4-28-25, then SOFR + 1.990%) (A)(B)	2.188	04-28-26	803,000	841,021

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	15

	Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Capital markets (continued)
Morgan Stanley (B)	3.875	01-27-26	1,375,000	$1,560,764
Raymond James Financial, Inc.	4.650	04-01-30	716,000	865,777
Stifel Financial Corp. (A)(B)	4.250	07-18-24	224,000	249,560
The Goldman Sachs Group, Inc. (B)	3.850	01-26-27	1,835,000	2,064,333
UBS Group AG (6.875% to 3-22-21, then 5 Year U.S. Swap Rate + 5.497%) (D)	6.875	03-22-21	200,000	202,376
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) (C)(D)	7.000	01-31-24	295,000	317,494

Consumer finance 2.1%
Ally Financial, Inc.	5.125	09-30-24	645,000	729,068
Ally Financial, Inc. (A)(B)	5.800	05-01-25	245,000	285,881
Capital One Financial Corp.	3.900	01-29-24	695,000	758,269
Credito Real SAB de CV (9.125% to 11-29-22, then 5 Year CMT + 7.026%) (C)(D)	9.125	11-29-22	225,000	164,813
Discover Financial Services (A)(B)	3.950	11-06-24	474,000	523,420
Discover Financial Services (B)	4.100	02-09-27	884,000	988,840
Enova International, Inc. (C)	8.500	09-01-24	58,000	53,215
Enova International, Inc. (A)(B)(C)	8.500	09-15-25	260,000	239,200
OneMain Finance Corp. (A)(B)	6.875	03-15-25	105,000	115,500
OneMain Finance Corp. (A)(B)	8.875	06-01-25	106,000	116,600

Diversified financial services 1.8%
Allied Universal Holdco LLC (C)	6.625	07-15-26	156,000	163,215
Brightstar Escrow Corp. (C)	9.750	10-15-25	107,000	106,701
GE Capital International Funding Company Unlimited Company (B)	4.418	11-15-35	547,000	591,343
Gogo Intermediate Holdings LLC (C)	9.875	05-01-24	188,000	197,870
Jefferies Financial Group, Inc. (A)(B)	5.500	10-18-23	225,000	247,301
Jefferies Group LLC (B)	4.150	01-23-30	365,000	415,326
Jefferies Group LLC (A)(B)	4.850	01-15-27	432,000	496,467
Refinitiv US Holdings, Inc. (C)	6.250	05-15-26	43,000	45,930
Refinitiv US Holdings, Inc. (C)	8.250	11-15-26	69,000	75,207
Trident TPI Holdings, Inc. (C)	6.625	11-01-25	85,000	84,363
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	868,000	895,134

Insurance 3.0%
AXA SA	8.600	12-15-30	175,000	269,511
Brighthouse Financial, Inc.	3.700	06-22-27	595,000	626,603
CNA Financial Corp. (A)(B)	2.050	08-15-30	157,000	156,984
CNO Financial Group, Inc. (A)(B)	5.250	05-30-25	512,000	586,017
CNO Financial Group, Inc. (A)(B)	5.250	05-30-29	384,000	446,843
Liberty Mutual Group, Inc. (B)(C)	3.951	10-15-50	705,000	777,267
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%) (B)	6.400	12-15-36	355,000	438,494

16	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Financials (continued)

Insurance (continued)
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (B)(C)	9.250	04-08-38	315,000	$453,772
New York Life Insurance Company (B)(C)	3.750	05-15-50	199,000	221,173
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year ICE Swap Rate + 3.650%) (C)	5.100	10-16-44	365,000	407,888
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	662,000	700,296
Teachers Insurance & Annuity Association of America (B)(C)	4.270	05-15-47	430,000	502,059

Thrifts and mortgage finance 0.5%
Ladder Capital Finance Holdings LLLP (C)	5.250	03-15-22	95,000	92,150
Nationstar Mortgage Holdings, Inc. (C)	5.500	08-15-28	147,000	146,633
Nationstar Mortgage Holdings, Inc. (C)	6.000	01-15-27	75,000	75,000
Nationstar Mortgage Holdings, Inc. (C)	9.125	07-15-26	128,000	136,879
Nationwide Building Society (3.622% to 4-26-22, then 3 month LIBOR + 1.181%) (A)(B)(C)	3.622	04-26-23	273,000	283,726
Radian Group, Inc.	4.500	10-01-24	144,000	146,160

Health care 6.5%				12,141,881

Biotechnology 1.0%
AbbVie, Inc. (A)(B)(C)	3.200	11-21-29	696,000	765,848
AbbVie, Inc. (C)	4.250	11-21-49	211,000	245,431
Gilead Sciences, Inc. (B)	2.800	10-01-50	369,000	350,731
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	513,000	570,157

Health care equipment and supplies 0.1%
Varex Imaging Corp. (C)	7.875	10-15-27	106,000	107,855

Health care providers and services 4.6%
AmerisourceBergen Corp. (A)(B)	2.800	05-15-30	340,000	361,379
Anthem, Inc.	2.250	05-15-30	135,000	139,037
Centene Corp.	3.000	10-15-30	299,000	310,497
Centene Corp. (A)(B)	3.375	02-15-30	128,000	132,950
Centene Corp.	4.250	12-15-27	92,000	96,830
Centene Corp. (A)(B)	4.625	12-15-29	103,000	112,140
Centene Corp. (A)(B)(C)	5.375	06-01-26	255,000	268,314
CVS Health Corp. (A)(B)	2.700	08-21-40	235,000	224,267
CVS Health Corp. (A)(B)	3.000	08-15-26	582,000	633,659
CVS Health Corp. (A)(B)	3.750	04-01-30	521,000	590,038
CVS Health Corp. (B)	4.300	03-25-28	382,000	442,695
CVS Health Corp. (B)	5.050	03-25-48	400,000	505,439
DaVita, Inc. (C)	3.750	02-15-31	287,000	275,879
DaVita, Inc. (C)	4.625	06-01-30	274,000	278,698
Encompass Health Corp.	4.500	02-01-28	130,000	133,136

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	17

	Rate (%)	Maturity date	Par value^	Value

Health care (continued)

Health care providers and services (continued)
Encompass Health Corp.	4.625	04-01-31	114,000	$117,420
Fresenius Medical Care US Finance III, Inc. (B)(C)	2.375	02-16-31	491,000	482,229
HCA, Inc. (A)(B)	4.125	06-15-29	382,000	433,028
HCA, Inc. (A)(B)	5.250	04-15-25	875,000	1,013,400
HCA, Inc.	5.250	06-15-26	320,000	372,688
MEDNAX, Inc. (C)	5.250	12-01-23	163,000	164,223
MEDNAX, Inc. (A)(B)(C)	6.250	01-15-27	224,000	231,000
Rede D’or Finance Sarl (C)	4.500	01-22-30	297,000	292,174
Select Medical Corp. (C)	6.250	08-15-26	231,000	243,705
Team Health Holdings, Inc. (C)	6.375	02-01-25	65,000	40,021
Universal Health Services, Inc. (A)(B)(C)	2.650	10-15-30	200,000	199,366
Universal Health Services, Inc. (C)	5.000	06-01-26	424,000	439,900

Life sciences tools and services 0.0%
Charles River Laboratories International, Inc. (C)	4.250	05-01-28	62,000	64,790

Pharmaceuticals 0.8%
Bausch Health Companies, Inc. (C)	5.250	01-30-30	140,000	137,550
Bausch Health Companies, Inc. (A)(B)(C)	6.125	04-15-25	329,000	338,212
Bausch Health Companies, Inc. (C)	6.250	02-15-29	290,000	298,862
Catalent Pharma Solutions, Inc. (C)	5.000	07-15-27	62,000	64,635
Royalty Pharma PLC (C)	1.750	09-02-27	157,000	155,885
Upjohn, Inc. (A)(B)(C)	2.300	06-22-27	164,000	169,472
Upjohn, Inc. (C)	2.700	06-22-30	328,000	338,341

Industrials 12.7%				23,565,432

Aerospace and defense 2.6%
BAE Systems PLC (C)	1.900	02-15-31	404,000	401,036
Howmet Aerospace, Inc. (A)(B)	5.125	10-01-24	589,000	618,786
Huntington Ingalls Industries, Inc. (C)	3.844	05-01-25	577,000	634,855
Huntington Ingalls Industries, Inc. (C)	4.200	05-01-30	352,000	406,306
Huntington Ingalls Industries, Inc. (C)	5.000	11-15-25	346,000	354,857
Kratos Defense & Security Solutions, Inc. (C)	6.500	11-30-25	206,000	214,755
The Boeing Company (A)(B)	3.200	03-01-29	934,000	912,757
The Boeing Company	5.040	05-01-27	412,000	452,487
The Boeing Company	5.805	05-01-50	246,000	289,313
TransDigm, Inc.	5.500	11-15-27	540,000	526,473

Air freight and logistics 0.1%
XPO Logistics, Inc. (C)	6.250	05-01-25	30,000	31,885
XPO Logistics, Inc. (C)	6.500	06-15-22	160,000	160,590

Airlines 3.6%
Air Canada 2013-1 Class A Pass Through Trust (C)	4.125	05-15-25	189,746	173,706

18	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Industrials (continued)

Airlines (continued)
Air Canada 2017-1 Class B Pass Through Trust (C)	3.700	01-15-26	257,355	$214,375
American Airlines 2001-1 Pass Through Trust	6.977	05-23-21	26,632	24,434
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	344,589	257,518
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	350,467	223,320
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	334,267	249,029
American Airlines 2017-1 Class A Pass Through Trust	4.000	02-15-29	161,606	131,741
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	248,625	229,978
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	145,269	111,416
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	164,089	123,815
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	249,995	226,245
British Airways 2013-1 Class A Pass Through Trust (C)	4.625	06-20-24	406,049	390,324
British Airways 2018-1 Class A Pass Through Trust (C)	4.125	09-20-31	130,509	106,834
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	04-19-22	293,109	281,384
Delta Air Lines 2002-1 Class G-1 Pass Through Trust (B)	6.718	01-02-23	382,180	364,676
Delta Air Lines, Inc.	2.900	10-28-24	510,000	443,941
Delta Air Lines, Inc. (A)(B)	3.800	04-19-23	312,000	295,259
Delta Air Lines, Inc.	4.375	04-19-28	355,000	305,840
Delta Air Lines, Inc. (B)(C)	4.500	10-20-25	79,000	80,176
JetBlue 2019-1 Class AA Pass Through Trust (B)	2.750	05-15-32	267,696	260,539
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	348,279	334,348
United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	270,324	249,314
United Airlines 2016-1 Class A Pass Through Trust (B)	3.450	07-07-28	259,245	212,626
United Airlines 2016-1 Class B Pass Through Trust (B)	3.650	01-07-26	363,076	276,407
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	100,464	77,115
United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	225,261	190,552
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	548,000	547,315

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	19

	Rate (%)	Maturity date	Par value^	Value

Industrials (continued)

Airlines (continued)
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	204,945	$184,450
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	171,106	159,129

Building products 1.2%
Builders FirstSource, Inc. (A)(B)(C)	5.000	03-01-30	34,000	35,870
Builders FirstSource, Inc. (C)	6.750	06-01-27	57,000	61,133
Carrier Global Corp. (C)	2.242	02-15-25	898,000	937,823
Carrier Global Corp. (B)(C)	2.493	02-15-27	164,000	172,140
Johnson Controls International PLC (B)	1.750	09-15-30	223,000	221,704
Owens Corning (A)(B)	3.950	08-15-29	659,000	737,386

Commercial services and supplies 0.7%
APX Group, Inc. (A)(B)	7.625	09-01-23	279,000	281,197
Cimpress PLC (C)	7.000	06-15-26	290,000	288,550
Clean Harbors, Inc. (A)(B)(C)	4.875	07-15-27	50,000	52,250
Graphic Packaging International LLC (C)	3.500	03-01-29	204,000	204,000
Harsco Corp. (C)	5.750	07-31-27	83,000	84,868
LSC Communications, Inc. (C)(E)	8.750	10-15-23	321,000	48,150
Prime Security Services Borrower LLC (A)(B)(C)	3.375	08-31-27	47,000	45,355
Prime Security Services Borrower LLC (A)(B)(C)	6.250	01-15-28	163,000	164,708
Williams Scotsman International, Inc. (C)	4.625	08-15-28	55,000	55,902

Construction and engineering 0.4%
AECOM	5.125	03-15-27	415,000	453,886
MasTec, Inc. (A)(B)(C)	4.500	08-15-28	147,000	151,043
Picasso Finance Sub, Inc. (C)	6.125	06-15-25	28,000	29,529
Tutor Perini Corp. (A)(B)(C)	6.875	05-01-25	88,000	83,600

Industrial conglomerates 0.7%
General Electric Company (B)	4.250	05-01-40	404,000	423,420
General Electric Company (A)(B)	5.550	01-05-26	690,000	810,936

Machinery 0.2%
Clark Equipment Company (A)(B)(C)	5.875	06-01-25	34,000	35,360
Flowserve Corp. (B)	3.500	10-01-30	184,000	183,127
Hillenbrand, Inc.	5.750	06-15-25	76,000	80,750
JB Poindexter & Company, Inc. (C)	7.125	04-15-26	99,000	105,218

Professional services 0.7%
CoStar Group, Inc. (C)	2.800	07-15-30	412,000	422,645
IHS Markit, Ltd. (C)	4.000	03-01-26	273,000	303,964
IHS Markit, Ltd. (C)	4.750	02-15-25	128,000	144,320
IHS Markit, Ltd.	4.750	08-01-28	455,000	534,015

20	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Industrials (continued)

Road and rail 0.3%
Uber Technologies, Inc. (C)	7.500	05-15-25	228,000	$239,685
Uber Technologies, Inc. (C)	7.500	09-15-27	406,000	424,372

Trading companies and distributors 2.2%
AerCap Ireland Capital DAC	2.875	08-14-24	389,000	381,010
Ahern Rentals, Inc. (C)	7.375	05-15-23	211,000	135,568
Air Lease Corp.	3.625	12-01-27	164,000	163,825
Aircastle, Ltd.	5.000	04-01-23	620,000	632,039
Aircastle, Ltd.	5.500	02-15-22	225,000	231,147
Ashtead Capital, Inc. (A)(B)(C)	4.375	08-15-27	760,000	796,100
Avolon Holdings Funding, Ltd. (A)(B)(C)	5.125	10-01-23	225,000	228,463
H&E Equipment Services, Inc.	5.625	09-01-25	131,000	135,913
United Rentals North America, Inc. (A)(B)	3.875	11-15-27	556,000	576,155
United Rentals North America, Inc. (A)(B)	3.875	02-15-31	125,000	126,250
United Rentals North America, Inc.	4.875	01-15-28	583,000	612,150

Information technology 13.3%				24,600,851

Communications equipment 0.9%
Motorola Solutions, Inc. (A)(B)	2.300	11-15-30	380,000	377,421
Motorola Solutions, Inc. (A)(B)	4.600	02-23-28	542,000	631,882
Motorola Solutions, Inc. (B)	4.600	05-23-29	96,000	112,737
Telefonaktiebolaget LM Ericsson (A)(B)	4.125	05-15-22	545,000	562,713

IT services 1.5%
Gartner, Inc. (C)	3.750	10-01-30	56,000	57,266
Gartner, Inc. (C)	4.500	07-01-28	65,000	67,857
PayPal Holdings, Inc.	2.850	10-01-29	989,000	1,075,431
Sabre GLBL, Inc. (C)	7.375	09-01-25	65,000	66,300
Tempo Acquisition LLC (C)	6.750	06-01-25	102,000	103,505
VeriSign, Inc.	4.750	07-15-27	395,000	418,700
VeriSign, Inc.	5.250	04-01-25	510,000	571,417
Visa, Inc.	2.700	04-15-40	417,000	444,277

Semiconductors and semiconductor equipment 7.2%
Applied Materials, Inc.	2.750	06-01-50	219,000	222,369
Broadcom Corp.	3.125	01-15-25	995,000	1,063,325
Broadcom, Inc.	4.700	04-15-25	403,000	457,942
Broadcom, Inc. (A)(B)	4.750	04-15-29	1,447,000	1,677,399
Broadcom, Inc.	5.000	04-15-30	487,000	574,427
KLA Corp. (A)(B)	4.100	03-15-29	260,000	308,366
Lam Research Corp. (B)	3.750	03-15-26	575,000	660,054
Lam Research Corp. (A)(B)	4.875	03-15-49	275,000	380,430
Marvell Technology Group, Ltd. (B)	4.875	06-22-28	1,125,000	1,315,660
Microchip Technology, Inc. (C)	4.250	09-01-25	83,000	85,999
Microchip Technology, Inc. (A)(B)	4.333	06-01-23	784,000	844,871
Micron Technology, Inc. (B)	2.497	04-24-23	450,000	468,177

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	21

	Rate (%)	Maturity date	Par value^	Value

Information technology (continued)

Semiconductors and semiconductor equipment (continued)
Micron Technology, Inc. (B)	4.185	02-15-27	980,000	$1,105,674
Micron Technology, Inc. (B)	4.975	02-06-26	675,000	785,205
Micron Technology, Inc. (B)	5.327	02-06-29	697,000	837,785
NVIDIA Corp. (A)(B)	2.850	04-01-30	803,000	888,974
NXP BV (B)(C)	3.400	05-01-30	114,000	125,387
NXP BV (B)(C)	3.875	06-18-26	252,000	282,962
NXP BV (B)(C)	4.625	06-01-23	645,000	707,147
NXP BV (B)(C)	4.875	03-01-24	269,000	301,342
Qorvo, Inc. (A)(B)(C)	3.375	04-01-31	148,000	149,850

Software 2.3%
Autodesk, Inc. (A)(B)	2.850	01-15-30	653,000	715,048
BY Crown Parent LLC (A)(B)(C)	4.250	01-31-26	1,195,000	1,209,938
Infor, Inc. (C)	1.750	07-15-25	113,000	116,187
j2 Global, Inc. (C)	4.625	10-15-30	175,000	176,811
Logan Merger Sub, Inc. (C)	5.500	09-01-27	149,000	151,049
Microsoft Corp. (B)	2.525	06-01-50	340,000	344,653
Oracle Corp.	2.950	04-01-30	666,000	732,305
PTC, Inc. (C)	4.000	02-15-28	57,000	58,924
ServiceNow, Inc.	1.400	09-01-30	385,000	371,678
VMware, Inc. (A)(B)	4.500	05-15-25	317,000	358,823

Technology hardware, storage and peripherals 1.4%
CDW LLC	3.250	02-15-29	115,000	114,856
Dell International LLC (A)(B)(C)	4.900	10-01-26	480,000	546,556
Dell International LLC (A)(B)(C)	5.300	10-01-29	462,000	534,704
Dell International LLC (B)(C)	5.850	07-15-25	142,000	166,738
Dell International LLC (B)(C)	8.350	07-15-46	324,000	440,918
Seagate HDD Cayman (C)	4.091	06-01-29	400,000	430,538
Seagate HDD Cayman (C)	4.125	01-15-31	370,000	398,274

Materials 3.4%				6,201,495

Chemicals 1.4%
Braskem Netherlands Finance BV (8.500% to 10-24-25, then 5 Year CMT + 8.220%) (C)	8.500	01-23-81	280,000	284,413
Cydsa SAB de CV (C)	6.250	10-04-27	265,000	263,278
E.I. du Pont de Nemours and Company (B)	1.700	07-15-25	35,000	36,289
E.I. du Pont de Nemours and Company (B)	2.300	07-15-30	130,000	135,807
Methanex Corp. (A)(B)	4.250	12-01-24	224,000	224,448
Methanex Corp.	5.250	12-15-29	308,000	312,074
Nutrition & Biosciences, Inc. (A)(B)(C)	1.832	10-15-27	118,000	118,171
Nutrition & Biosciences, Inc. (B)(C)	2.300	11-01-30	237,000	238,341
Orbia Advance Corp. SAB de CV (A)(B)(C)	5.500	01-15-48	285,000	322,335
Syngenta Finance NV (C)	4.441	04-24-23	470,000	496,849
WR Grace & Company (A)(B)(C)	4.875	06-15-27	113,000	117,719

22	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Materials (continued)

Construction materials 0.4%
Cemex SAB de CV (A)(B)(C)	5.200	09-17-30	256,000	$270,436
Standard Industries, Inc. (C)	3.375	01-15-31	109,000	106,093
Standard Industries, Inc. (C)	5.000	02-15-27	54,000	55,688
US Concrete, Inc. (C)	5.125	03-01-29	99,000	100,733
Vulcan Materials Company	3.500	06-01-30	253,000	283,553

Containers and packaging 0.4%
Ardagh Packaging Finance PLC (C)	6.000	02-15-25	215,000	222,256
Graham Packaging Company, Inc. (C)	7.125	08-15-28	18,000	18,810
Mauser Packaging Solutions Holding Company (C)	8.500	04-15-24	40,000	41,800
Owens-Brockway Glass Container, Inc. (C)	6.625	05-13-27	129,000	138,353
Reynolds Group Issuer, Inc. (C)	4.000	10-15-27	275,000	279,125

Metals and mining 0.6%
Anglo American Capital PLC (A)(B)(C)	4.750	04-10-27	270,000	310,166
Arconic Corp. (C)	6.000	05-15-25	85,000	89,994
Arconic Corp. (A)(B)(C)	6.125	02-15-28	40,000	42,145
Commercial Metals Company	5.375	07-15-27	92,000	95,910
CSN Islands XI Corp. (C)	6.750	01-28-28	280,000	275,587
JW Aluminum Continuous Cast Company (C)	10.250	06-01-26	53,000	55,650
Newmont Corp. (B)	2.800	10-01-29	169,000	181,654
Steel Dynamics, Inc. (A)(B)	3.250	01-15-31	57,000	61,511

Paper and forest products 0.6%
Boise Cascade Company (A)(B)(C)	4.875	07-01-30	40,000	42,757
Georgia-Pacific LLC (B)(C)	2.300	04-30-30	810,000	846,870
Norbord, Inc. (C)	6.250	04-15-23	124,000	132,680

Real estate 4.3%				8,056,600

Equity real estate investment trusts 4.3%
American Homes 4 Rent LP (B)	4.250	02-15-28	305,000	345,139
American Tower Corp.	2.400	03-15-25	495,000	523,684
American Tower Corp.	2.950	01-15-25	257,000	276,903
American Tower Corp.	3.550	07-15-27	564,000	627,735
American Tower Corp. (A)(B)	3.800	08-15-29	445,000	505,812
Crown Castle International Corp. (B)	2.250	01-15-31	491,000	493,712
Crown Castle International Corp. (B)	3.300	07-01-30	336,000	365,689
Crown Castle International Corp. (B)	3.650	09-01-27	455,000	505,634
Crown Castle International Corp. (B)	4.150	07-01-50	312,000	355,416
CyrusOne LP	2.150	11-01-30	148,000	142,420
CyrusOne LP	3.450	11-15-29	301,000	320,193
Equinix, Inc. (A)(B)	1.550	03-15-28	340,000	338,744
Equinix, Inc. (A)(B)	1.800	07-15-27	123,000	124,799
Equinix, Inc. (A)(B)	3.200	11-18-29	669,000	726,353
Equinix, Inc. (B)	5.375	05-15-27	445,000	485,153

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	23

	Rate (%)	Maturity date	Par value^	Value

Real estate (continued)

Equity real estate investment trusts (continued)
GLP Capital LP	5.375	04-15-26	280,000	$310,979
Host Hotels & Resorts LP (A)(B)	3.500	09-15-30	172,000	164,733
SBA Communications Corp. (C)	3.875	02-15-27	303,000	307,924
SBA Tower Trust (C)	3.722	04-11-23	473,000	487,317
Ventas Realty LP	3.500	02-01-25	254,000	276,460
VICI Properties LP (C)	4.125	08-15-30	163,000	165,038
VICI Properties LP (C)	4.625	12-01-29	199,000	206,763

Utilities 4.7%				8,757,427

Electric utilities 2.1%
ABY Transmision Sur SA (C)	6.875	04-30-43	243,700	324,730
DPL, Inc. (C)	4.125	07-01-25	169,000	176,605
Duke Energy Corp. (B)	3.550	09-15-21	1,000,000	1,019,986
Emera US Finance LP (A)(B)	3.550	06-15-26	438,000	485,784
FirstEnergy Corp. (A)(B)	2.650	03-01-30	690,000	673,553
Instituto Costarricense de Electricidad (C)	6.375	05-15-43	215,000	146,200
NRG Energy, Inc. (B)(C)	3.750	06-15-24	205,000	220,955
Vistra Operations Company LLC (A)(B)(C)	3.700	01-30-27	435,000	458,310
Vistra Operations Company LLC (C)	4.300	07-15-29	406,000	439,113

Gas utilities 0.3%
AmeriGas Partners LP	5.500	05-20-25	216,000	231,120
Infraestructura Energetica Nova SAB de CV (C)	4.750	01-15-51	441,000	414,320

Independent power and renewable electricity producers 0.9%
AES Panama Generation Holdings SRL (C)	4.375	05-31-30	233,000	246,908
Greenko Dutch BV (C)	4.875	07-24-22	310,000	310,930
NextEra Energy Capital Holdings, Inc. (B)	3.550	05-01-27	582,000	653,069
NextEra Energy Operating Partners LP (C)	3.875	10-15-26	247,000	255,730
NextEra Energy Operating Partners LP (A)(B)(C)	4.500	09-15-27	110,000	120,175

Multi-utilities 1.4%
Berkshire Hathaway Energy Company	8.480	09-15-28	550,000	817,815
CMS Energy Corp. (B)	5.050	03-15-22	1,000,000	1,049,411
Dominion Energy, Inc. (B)	3.375	04-01-30	481,000	541,214
NiSource, Inc. (B)	3.600	05-01-30	151,000	171,499

Municipal bonds 0.4% (0.3% of Total investments)				$759,241
(Cost $781,492)
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	296,000	279,448
New Jersey Transportation Trust Fund Authority	4.131	06-15-42	30,000	27,979
State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	450,000	451,814

24	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 8.2% (5.5% of Total investments)				$15,286,292
(Cost $16,259,532)

Commercial and residential 6.3%				11,784,662
Arroyo Mortgage Trust Series 2018-1, Class A1 (C)(G)	3.763	04-25-48	421,364	425,912
Series 2019-2, Class A1 (C)(G)	3.347	04-25-49	335,726	345,006
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class C (C)(G)	3.596	04-14-33	490,000	518,484
Series 2019-BPR, Class ENM (C)(G)	3.719	11-05-32	175,000	129,655
Barclays Commercial Mortgage Trust Series 2019-C5, Class A2	3.043	11-15-52	241,000	255,569
BBCMS Mortgage Trust Series 2020-C6, Class A2	2.690	02-15-53	155,000	162,517
BBCMS Trust Series 2015-MSQ, Class D (C)(G)	3.990	09-15-32	480,000	487,157
Series 2015-SRCH, Class D (C)(G)	4.957	08-10-35	295,000	320,059
Benchmark Mortgage Trust Series 2019-B14, Class A2	2.915	12-15-62	318,000	336,951
BRAVO Residential Funding Trust
Series 2019-NQM1, Class A1 (C)(G)	2.666	07-25-59	126,308	128,958
BWAY Mortgage Trust Series 2015-1740, Class XA IO (C)	0.896	01-10-35	6,885,000	74,363
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (C)(H)	1.469	03-15-37	245,000	241,167
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (C)(H)	1.078	10-15-37	345,000	345,067
CGDBB Commercial Mortgage Trust
Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) (C)(H)	2.298	07-15-32	241,175	238,902
Citigroup Commercial Mortgage Trust
Series 2019-SMRT, Class A (C)	4.149	01-10-36	121,000	130,095
COLT Mortgage Loan Trust Series 2019-2, Class A1 (C)(G)	3.337	05-25-49	100,051	100,831
Series 2020-1, Class A1 (C)(G)	2.488	02-25-50	129,510	130,611
COLT Trust Series 2020-RPL1, Class A1 (C)(G)	1.390	01-25-65	568,052	567,781
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2012-CR2, Class XA IO	1.625	08-15-45	1,750,772	36,129
Series 2012-CR3, Class XA IO	1.848	10-15-45	2,559,068	67,438
Series 2014-CR20, Class A3	3.326	11-10-47	270,000	286,846
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.443	05-10-51	3,836,832	113,777
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (C)(G)	4.394	08-10-30	340,000	350,835
Series 2020-CBM, Class A2 (C)	2.896	02-10-37	208,000	207,264
Credit Suisse Mortgage Capital Certificates

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	25

	Rate (%)	Maturity date	Par value^	Value

Commercial and residential (continued)
Series 2019-AFC1, Class A1 (C)	2.573	07-25-49	312,050	$317,772
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (C)(H)	1.748	05-15-36	350,000	347,396
Series 2020-AFC1, Class A1 (C)(G)	2.240	02-25-50	195,298	197,666
GCAT Trust Series 2020-NQM1, Class A1 (C)	2.247	01-25-60	328,018	334,262
GS Mortgage Securities Trust Series 2016-RENT, Class D (C)(G)	4.067	02-10-29	420,000	417,663
Series 2017-485L, Class C (C)(G)	3.982	02-10-37	240,000	248,354
Series 2020-UPTN, Class A (C)	2.751	02-10-37	192,000	194,819
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (C)(G)	1.382	09-27-60	182,590	182,933
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (C)	0.350	05-19-47	3,868,144	48,985
Series 2007-4, Class ES IO	0.350	07-19-47	4,136,821	54,668
Series 2007-6, Class ES IO (C)	0.343	08-19-37	3,756,237	52,868
IMT Trust Series 2017-APTS, Class CFX (C)(G)	3.497	06-15-34	190,000	188,085
Irvine Core Office Trust Series 2013-IRV, Class A2 (C)(G)	3.173	05-15-48	245,000	255,561
JPMBB Commercial Mortgage Securities Trust Series 2016-C1, Class A4	3.311	03-15-49	115,000	126,358
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (C)	1.431	07-05-32	2,594,096	52,152
Series 2020-NNN, Class AFX (C)	2.812	01-16-37	195,000	201,857
KNDL Mortgage Trust Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (C)(H)	1.498	05-15-36	140,000	137,628
MFA Trust Series 2020-NQM1, Class A1 (C)(G)	1.479	08-25-49	133,290	133,941
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (C)(H)	1.548	11-15-34	304,000	302,149
MSCG Trust Series 2016-SNR, Class D (C)	6.550	11-15-34	268,636	265,314
Natixis Commercial Mortgage Securities Trust Series 2018-285M, Class D (C)(G)	3.790	11-15-32	100,000	99,992
Series 2018-ALXA, Class C (C)(G)	4.316	01-15-43	175,000	182,292
OBX Trust Series 2020-EXP2, Class A3 (C)(G)	2.500	05-25-60	282,906	287,456
One Market Plaza Trust Series 2017-1MKT, Class D (C)	4.146	02-10-32	190,000	193,814
Seasoned Credit Risk Transfer Trust
Series 2020-2, Class MA	2.000	11-25-59	220,812	226,627
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (C)(G)	3.793	03-25-48	65,862	66,228
Series 2020-1, Class A1 (C)(G)	2.275	02-25-50	152,797	155,472
Series 2020-3, Class A1 (C)(G)	1.486	04-25-65	133,672	133,989

26	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Commercial and residential (continued)
Verus Securitization Trust
Series 2020-5, Class A1 (C)	1.218	05-25-65	186,000	$185,980
Wells Fargo Commercial Mortgage Trust Series 2017-SMP, Class D (1 month LIBOR + 1.650%) (C)(H)	1.798	12-15-34	120,000	98,973
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (C)	1.881	11-15-45	3,278,028	92,034

U.S. Government Agency 1.9%				3,501,630
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO	1.286	12-25-21	3,280,335	29,291
Series K018, Class X1 IO	1.289	01-25-22	2,888,005	29,289
Series K021, Class X1 IO	1.408	06-25-22	876,126	14,988
Series K022, Class X1 IO	1.184	07-25-22	3,516,282	54,340
Series K718, Class X1 IO	0.578	01-25-22	14,662,394	66,419
Government National Mortgage Association Series 2012-114, Class IO	0.711	01-16-53	952,664	30,405
Series 2016-174, Class IO	0.845	11-16-56	1,605,448	99,356
Series 2017-109, Class IO	0.559	04-16-57	2,189,777	96,657
Series 2017-124, Class IO	0.675	01-16-59	2,321,117	122,489
Series 2017-135, Class IO	0.783	10-16-58	1,529,652	83,703
Series 2017-140, Class IO	0.561	02-16-59	1,429,838	70,863
Series 2017-20, Class IO	0.703	12-16-58	3,386,505	165,566
Series 2017-22, Class IO	0.758	12-16-57	773,011	44,496
Series 2017-46, Class IO	0.623	11-16-57	2,357,674	117,413
Series 2017-61, Class IO	0.766	05-16-59	1,594,326	91,854
Series 2017-74, Class IO	0.715	09-16-58	1,912,278	81,436
Series 2018-114, Class IO	0.526	04-16-60	3,024,156	155,478
Series 2018-158, Class IO	0.692	05-16-61	1,932,037	128,761
Series 2018-35, Class IO	0.528	03-16-60	2,938,809	140,328
Series 2018-43, Class IO	0.573	05-16-60	4,290,284	211,985
Series 2018-69, Class IO	0.570	04-16-60	1,699,953	91,428
Series 2018-9, Class IO	0.544	01-16-60	2,140,989	109,582
Series 2019-131, Class IO	0.928	07-16-61	1,525,813	110,886
Series 2020-100, Class IO	0.896	05-16-62	1,380,432	115,217
Series 2020-108, Class IO	0.948	06-16-62	1,581,269	134,754
Series 2020-114, Class IO	0.930	09-16-62	3,366,388	286,805
Series 2020-118, Class IO	1.080	06-16-62	2,927,949	260,012
Series 2020-119, Class IO	0.820	08-16-62	1,459,842	116,588
Series 2020-120, Class IO	0.883	05-16-62	693,049	57,885
Series 2020-137, Class IO	0.911	09-16-62	2,441,713	210,321
Series 2020-150, Class IO	0.983	12-16-62	1,955,000	173,035

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	27

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 8.7% (5.9% of Total investments)				$16,146,088
(Cost $15,890,857)

Asset backed securities 8.7%				16,146,088
AMSR Trust Series 2020-SFR4, Class A (C)	1.355	11-17-37	466,000	465,122
Applebee’s Funding LLC Series 2019-1A, Class A2I (C)	4.194	06-07-49	440,000	428,450
Arbys Funding LLC Series 2020-1A, Class A2 (C)	3.237	07-30-50	389,025	397,261
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A (C)	2.360	03-20-26	330,000	338,790
Series 2020-1A, Class A (C)	2.330	08-20-26	251,000	256,784
Bojangles Issuer LLC Series 2020-1A, Class A2 (C)	3.832	10-20-50	167,000	168,220
CARS-DB4 LP Series 2020-1A, Class B1 (C)	4.170	02-15-50	249,000	254,612
CF Hippolyta LLC Series 2020-1, Class A1 (C)	1.690	07-15-60	346,489	350,087
CLI Funding VI LLC Series 2020-1A, Class A (C)	2.080	09-18-45	322,533	321,362
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	16,832	13,549
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.421	02-25-35	76,632	76,630
DB Master Finance LLC Series 2017-1A, Class A2I (C)	3.629	11-20-47	117,000	120,281
Series 2017-1A, Class A2II (C)	4.030	11-20-47	165,750	175,160
Series 2019-1A, Class A2I (C)	3.787	05-20-49	765,270	784,432
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A23 (C)	4.118	07-25-47	518,950	556,081
Driven Brands Funding LLC Series 2015-1A, Class A2 (C)	5.216	07-20-45	508,250	526,567
Series 2020-2A, Class A2 (C)	3.237	01-20-51	218,000	218,000
FirstKey Homes Trust Series 2020-SFR1, Class A (C)	1.339	09-17-25	321,000	320,846
Series 2020-SFR2, Class A (C)	1.266	10-19-37	537,000	533,143
Five Guys Funding LLC Series 2017-1A, Class A2 (C)	4.600	07-25-47	194,530	195,294
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (C)	3.857	04-30-47	139,925	134,038
Ford Credit Auto Owner Trust Series 2020-1, Class A (C)	2.040	08-15-31	390,000	407,805
Ford Credit Floorplan Master Owner Trust Series 2020-2, Class A	1.060	09-15-27	422,000	422,651
GMF Floorplan Owner Revolving Trust Series 2020-1, Class A (C)	0.680	08-15-25	206,000	206,173
Hilton Grand Vacations Trust Series 2018-AA, Class A (C)	3.540	02-25-32	79,364	83,010
Jack in the Box Funding LLC

28	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities (continued)
Series 2019-1A, Class A23 (C)	4.970	08-25-49	173,688	$181,998
Series 2019-1A, Class A2I (C)	3.982	08-25-49	173,688	177,750
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (C)	2.730	10-25-48	85,306	87,235
MVW Owner Trust Series 2018-1A, Class A (C)	3.450	01-21-36	182,233	188,754
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 (C)	2.600	08-15-68	422,000	435,685
NRZ Excess Spread-Collateralized Notes Series 2018-FNT1, Class A (C)	3.610	05-25-23	181,601	181,577
Series 2018-FNT2, Class A (C)	3.790	07-25-54	113,969	111,680
Series 2018-PLS1, Class A (C)	3.193	01-25-23	78,513	78,723
Series 2018-PLS2, Class A (C)	3.265	02-25-23	115,119	115,107
Oxford Finance Funding LLC Series 2019-1A, Class A2 (C)	4.459	02-15-27	191,000	197,954
PFS Financing Corp. Series 2020-E, Class A (C)	1.000	10-15-25	257,000	257,960
Progress Residential Trust Series 2020-SFR1, Class A (C)	1.732	04-17-37	261,000	263,671
Santander Revolving Auto Loan Trust
Series 2019-A, Class A (C)	2.510	01-26-32	406,000	430,385
Sesac Finance LLC
Series 2019-1, Class A2 (C)	5.216	07-25-49	357,475	378,355
SMB Private Education Loan Trust
Series 2020-PTA, Class A2A (C)	1.600	09-15-54	194,000	194,275
Sonic Capital LLC
Series 2020-1A, Class A2I (C)	3.845	01-20-50	276,147	290,150
Sunbird Engine Finance LLC Series 2020-1A, Class A (C)	3.671	02-15-45	243,645	212,205
Taco Bell Funding LLC Series 2018-1A, Class A2I (C)	4.318	11-25-48	464,723	472,158
Towd Point Mortgage Trust Series 2015-1, Class A5 (C)(G)	3.583	10-25-53	125,000	130,923
Series 2015-2, Class 1M2 (C)(G)	3.577	11-25-60	300,000	315,695
Series 2017-2, Class A1 (C)(G)	2.750	04-25-57	62,129	63,782
Series 2018-1, Class A1 (C)(G)	3.000	01-25-58	131,368	137,071
Series 2018-3, Class A1 (C)(G)	3.750	05-25-58	208,803	222,486
Series 2018-4, Class A1 (C)(G)	3.000	06-25-58	348,598	371,877
Series 2018-5, Class A1A (C)(G)	3.250	07-25-58	87,857	91,919
Series 2019-1, Class A1 (C)(G)	3.750	03-25-58	201,433	215,715
Series 2019-4, Class A1 (C)(G)	2.900	10-25-59	275,890	292,415
Series 2020-4, Class A1 (C)	1.750	10-25-60	281,000	286,045
Triton Container Finance VIII LLC
Series 2020-1A, Class A (C)	2.110	09-20-45	625,538	625,183
Vantage Data Centers LLC
Series 2020-1A, Class A2 (C)	1.645	09-15-45	341,000	338,803
Series 2020-2A, Class A2 (C)	1.992	09-15-45	227,000	226,728

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	29

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities (continued)
VR Funding LLC
Series 2020-1A, Class A (C)	2.790	11-15-50	459,000	$431,290
Westgate Resorts LLC
Series 2017-1A, Class A (C)	3.050	12-20-30	80,937	81,192
Westlake Automobile Receivables Trust
Series 2019-1A, Class C (C)	3.450	03-15-24	201,000	205,588
Willis Engine Structured Trust V Series 2020-A, Class A (C)	3.228	03-15-45	119,738	99,406

			Shares	Value

Common stocks 0.1% (0.1% of Total investments)				$247,383
(Cost $557,078)

Energy 0.1%				204,385
Oil, gas and consumable fuels 0.1%
Royal Dutch Shell PLC, ADR, Class A (A)(B)			8,000	204,385

Utilities 0.0%				42,998
Multi-utilities 0.0%
Dominion Energy, Inc.			414	42,998

Preferred securities 1.1% (0.7% of Total investments)				$1,969,251
(Cost $1,944,027)

Consumer staples 0.3%				512,500
Food products 0.3%
Ocean Spray Cranberries, Inc., 6.250% (C)			6,250	512,500

Financials 0.5%				902,076
Banks 0.5%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 6.065% (A)(B)(H)			24,985	643,114
Wells Fargo & Company, 7.500%			192	258,962

Information technology 0.2%				299,877
Semiconductors and semiconductor equipment 0.2%
Broadcom, Inc., 8.000%			252	299,877

Utilities 0.1%				254,798
Electric utilities 0.1%
NextEra Energy, Inc., 5.279%			4,050	200,273
The Southern Company, 6.750%			624	30,164

Multi-utilities 0.0%
DTE Energy Company, 6.250%			512	24,361

Warrants 0.0% (0.0% of Total investments)				$18,619
(Cost $0)
Stearns LLC (Expiration Date: 11-5-39) (F)(I)(J)			11,628	18,619

30	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value

Short-term investments 1.5% (1.0% of Total investments)		$2,697,000
(Cost $2,697,000)

Repurchase agreement 1.5%		2,697,000
Repurchase Agreement with State Street Corp. dated 10-30-20 at 0.000% to be repurchased at $2,697,000 on 11-2-20, collateralized by $2,752,200 U.S. Treasury Notes, 0.125% due 9-30-22 (valued at $2,750,978)	2,697,000	2,697,000

Total investments (Cost $265,372,572) 148.4%		$275,682,556

Other assets and liabilities, net (48.4%)		(89,908,117)

Total net assets 100.0%		$185,774,439

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

ADR	American Depositary Receipt

CMT	Constant Maturity Treasury

ICE	Intercontinental Exchange

IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR	London Interbank Offered Rate

PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.

SOFR	Secured Overnight Financing Rate

(A)	All or a portion of this security is on loan as of 10-31-20, and is a component of the fund’s leverage under the Liquidity Agreement.

(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-20 was $103,044,942. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $44,413,619.

(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $89,746,994 or 48.3% of the fund’s net assets as of 10-31-20.

(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(E)	Non-income producing - Issuer is in default.

(F)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.

(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.

(H)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(I)	Non-income producing security.

(J)	Strike price and/or expiration date not available.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $266,938,412. Net unrealized appreciation aggregated to $8,744,144, of which $13,613,683 related to gross unrealized appreciation and $4,869,539 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	31

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $265,372,572)	$275,682,556
Cash	9,864
Dividends and interest receivable	2,305,076
Receivable for investments sold	239,436
Other assets	22,355
Total assets	278,259,287
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	1,002,953
Interest payable	58,685
Payable to affiliates
Accounting and legal services fees	6,776
Trustees’ fees	33
Other liabilities and accrued expenses	116,401
Total liabilities	92,484,848
Net assets	$185,774,439
Net assets consist of
Paid-in capital	$175,067,770
Total distributable earnings (loss)	10,706,669
Net assets	$185,774,439

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$15.95

32	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Interest	$10,339,539
Dividends	191,011
Less foreign taxes withheld	(6,720)
Total investment income	10,523,830
Expenses
Investment management fees	1,415,690
Interest expense	1,284,572
Accounting and legal services fees	33,225
Transfer agent fees	71,736
Trustees’ fees	35,110
Custodian fees	32,141
Printing and postage	52,807
Professional fees	66,284
Stock exchange listing fees	23,764
Other	14,185
Total expenses	3,029,514
Less expense reductions	(19,262)
Net expenses	3,010,252
Net investment income	7,513,578
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	4,193,763
4,193,763
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,456,897
1,456,897
Net realized and unrealized gain	5,650,660
Increase in net assets from operations	$13,164,238

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	33

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$7,513,578	$6,930,063
Net realized gain	4,193,763	1,538,151
Change in net unrealized appreciation (depreciation)	1,456,897	15,009,317
Increase in net assets resulting from operations	13,164,238	23,477,531
Distributions to shareholders
From earnings	(8,743,094)	(7,757,792)
Total distributions	(8,743,094)	(7,757,792)
Total increase	4,421,144	15,719,739
Net assets
Beginning of year	181,353,295	165,633,556
End of year	$185,774,439	$181,353,295
Share activity
Shares outstanding
Beginning of year	11,646,585	11,646,585
End of year	11,646,585	11,646,585

34	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the year ended 10-31-20

Cash flows from operating activities
Net increase in net assets from operations	$13,164,238
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(177,010,323)
Long-term investments sold	177,729,051
Net purchases and sales in short-term investments	937,660
Net amortization of premium (discount)	2,629,590
(Increase) Decrease in assets:
Dividends and interest receivable	(219,817)
Receivable for investments sold	74,710
Receivable for delayed delivery securities sold	2,093,901
Other assets	(7,387)
Increase (Decrease) in liabilities:
Payable for investments purchased	(400,587)
Payable for delayed delivery securities purchased	(4,451,027)
Interest payable	(136,323)
Payable to affiliates	(9,261)
Other liabilities and accrued expenses	8,411
Net change in unrealized (appreciation) depreciation on:
Investments	(1,456,897)
Net realized (gain) loss on:
Investments	(4,193,763)
Net cash provided by operating activities	$8,752,176
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(8,743,094)
Net cash used in financing activities	$(8,743,094)
Net increase in cash	$9,082
Cash at beginning of year	$782
Cash at end of year	$9,864
Supplemental disclosure of cash flow information:
Cash paid for interest	$(1,420,895)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	35

Financial highlights

Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$15.57	$14.22	$15.57	$15.49	$15.14
Net investment income[1]	0.65	0.60	0.66	0.75	0.79
Net realized and unrealized gain (loss) on investments	0.48	1.42	(1.27)	0.14	0.41
Total from investment operations	1.13	2.02	(0.61)	0.89	1.20
Less distributions
From net investment income	(0.75)	(0.67)	(0.74)	(0.81)	(0.85)
Net asset value, end of period	$15.95	$15.57	$14.22	$15.57	$15.49
Per share market value, end of period	$15.44	$14.58	$13.14	$14.81	$14.26
Total return at net asset value (%)[2,3]	7.78	14.84	(3.76)	6.28	8.52
Total return at market value (%)[2]	11.42	16.37	(6.50)	9.82	9.20
Ratios and supplemental data
Net assets, end of period (in millions)	$186	$181	$166	$181	$180
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	2.55	2.34	1.82	1.58
Expenses including reductions[4]	1.66	2.54	2.32	1.81	1.57
Net investment income	4.15	3.99	4.44	4.87	5.24
Portfolio turnover (%)	66	50	68	47	43
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$91	$91
Asset coverage per $1,000 of debt[5]	$3,035	$2,986	$2,814	$2,987	$2,977

[1]	Based on average daily shares outstanding.
[2]

Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.

[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expenses including reductions excluding interest expense were 0.95%, 0.98%, 1.01%, 0.99% and 1.02% for the periods ended 10-31-20, 10-31-19, 10-31-18, 10-31-17 and 10-31-16, respectively.
[5]

Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

36	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	37

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$33,622,555	—	$33,622,555	—
Foreign government obligations	1,398,847	—	1,398,847	—
Corporate bonds	203,537,280	—	203,537,280	—
Municipal bonds	759,241	—	759,241	—
Collateralized mortgage obligations	15,286,292	—	15,286,292	—
Asset backed securities	16,146,088	—	16,146,088	—
Common stocks	247,383	$247,383	—	—
Preferred securities	1,969,251	1,456,751	512,500	—
Warrants	18,619	—	—	$18,619
Short-term investments	2,697,000	—	2,697,000	—
Total investments in securities	$275,682,556	$1,704,134	$273,959,803	$18,619

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.

Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly

38	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	39

Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.

Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$8,743,094	$7,757,792

As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $1,962,525 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of Manulife Financial Corporation (MFC).

40	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of (a) 0.650% of the first $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 7), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $19,262 for the year ended October 31, 2020.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.51% of the fund’s average daily managed net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2020 and December 31, 2020, up to 10% of its outstanding common shares as of December 31, 2019. The current share repurchase plan will remain in effect between January 1, 2020 and December 31, 2020.

During the years ended October 31, 2020 and 2019, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets.

Note 6 — Leverage risk

The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	41

the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:

• the likelihood of greater volatility of NAV and market price of shares;

• fluctuations in the interest rate paid for the use of the LA;

• increased operating costs, which may reduce the fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Liquidity Agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91.3 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2020 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.600% and is payable

42	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2020, the fund had an aggregate balance of $91,300,000 at an interest rate of 0.74%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2020, the average balance of the LA and the effective average interest rate were $91,300,000 and 1.41%, respectively.

The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.

Due to the anticipated discontinuation of LIBOR, as discussed in Note 8, the LA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the LA cannot yet be fully determined.

Note 8 — LIBOR Discontinuation Risk

The LA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants such as the fund and SSB will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.

It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate in the LA. It is expected that market participants will amend financial instruments referencing LIBOR, such as the LA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund’s performance.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $160,165,985 and $155,565,872, respectively, for the year ended October 31, 2020. Purchases and sales of U.S. Treasury obligations aggregated $16,844,338 and $22,163,179, respectively, for the year ended October 31, 2020.

Note 10 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	43

Note 11 — New accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

44	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Income Securities Trust (the “Fund”) as of October 31, 2020, the related statements of operations and cash flows for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	45

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury

Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

46	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE). The fund’s investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective. The fund utilizes a liquidity agreement to increase its assets available for investments.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Dividends and distributions

During the year ended October 31, 2020, distributions from net investment income totaling $0.7507 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions
12/31/2019	$ 0.2197
3/31/2020	0.1401
6/30/2020	0.2050
9/30/2020	0.1859
Total	$0.7507

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	47

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund’s administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

48	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Regular Mail:

Computershare

P.O. Box 505000

Louisville,KY 40233

Registered or Overnight Mail:

Computershare

462 South 4th Street, Suite 1600

Louisville,KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	49

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

50	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	51

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;

(d)	took into account the Advisor’s analysis of the fund’s performance; and

(e)	considered the fund’s share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also reviewed comparisons of the fund’s performance to the peer group, but noted the limited size of the peer group. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

52	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;

(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(h)	noted that the subadvisory fees for the fund are paid by the Advisor;

(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(j)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	53

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of

54	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the fund’s performance, based on net asset value, has generally been in line with or outperformed the fund’s benchmark index;

(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	55

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2005	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

56	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts

Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since

2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2005	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[2],* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	57

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors,MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

58	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	59

More Information

Trustees

Hassell H. McClellan, Chairperson

Steven R. Pruchansky, Vice Chairperson

Andrew G. Arnott†

Charles L. Bardelis*

James R. Boyle

Peter S. Burgess*

William H. Cunningham

Grace K. Fey

Marianne Harrison†

Deborah C. Jackson

James M. Oates*

Frances G. Rathke 1,*

Gregory A. Russo

Officers

Andrew G. Arnott

President

Charles A. Rizzo

Chief Financial Officer

Salvatore Schiavone

Treasurer

Christopher (Kit) Sechler

Secretary and Chief Legal Officer

Trevor Swanberg2

Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Jeffrey N. Given, CFA

Howard C. Greene, CFA

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHS

* Member of the Audit Committee

† Non-Independent Trustee

1 Appointed as Independent Trustee effective as of September 15, 2020

2 Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

You can also contact us:

800-852-0218	Regular mail:	Express mail:

jhinvestments.com	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

60	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities

Trust Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ◾ Member FINRA, SIPC 200 Berkeley Street ◾ Boston, MA 02116-5010 ◾ 800-225-5291 ◾ jhinvestments.com

A company of Manulife Investment Management

P6A 10/20
MF1399348	12/2020

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock Income Securities Trust for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $50,115 for the fiscal year ended October 31, 2020 and $54,456 for the fiscal year ended October 31, 2019. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees for John Hancock Income Securities Trust amounted to $5 for the fiscal years ended October 31, 2020 and 2019 billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (“control affiliates”).

(c) Tax Fees

The aggregate fees for John Hancock Income Securities Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,837 for the fiscal years ended October 31, 2020 and 2019. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees for John Hancock Income Securities Trust billed to the registrant for products and services provided by the principal accountant were $89 for the fiscal year ended October 31, 2020 and $84 for the fiscal year ended October 31, 2019 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2020, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant(s) for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $1,304,206 for the fiscal year ended October 31, 2020 and $1,078,605 for the fiscal year ended October 31, 2019.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)’ independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

James M. Oates

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management (US) LLC (“Manulife IM (US)”) portfolio managers

Below is a list of the Manulife Investment Management (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of October 31, 2020.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager

Manulife Investment Management (US) LLC since 2012

Managing Director, Manulife Investment Management (US) LLC (2005–2012)

Second Vice President, John Hancock Investment Management, LLC (1993–2005)

Began business career in 1993

Managed the Fund since 1999

Howard C. Greene, CFA

Senior Managing Director and Senior Portfolio Manager

Manulife Investment Management (US) LLC since 2005

Began business career in 1979

Managed the Fund since 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Jeffrey N. Given, CFA	20	41,083	27	4,337	21	12,891
Howard C. Greene, CFA	12	32,753	27	3,914	21	12,891

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short-and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•

Incentives. Only investment professionals are eligible to participate in the short-and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•

Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•	Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•

Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•

In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to client assets under management, investment performance, and firm metrics.

•

Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

•

Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2020, the value of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership in the Fund
Jeffrey N. Given, CFA	$1 - $10,000
Howard C. Greene, CFA	$1 - $10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans*
Nov-19	—	—	—	1,164,659
Dec-19	—	—	—	1,164,659
Jan-20	—	—	—	1,164,659
Feb-20	—	—	—	1,164,659

Mar-20	—	—	—	1,164,659
Apr-20	—	—	—	1,164,659
May-20	—	—	—	1,164,659
Jun-20	—	—	—	1,164,659
Jul-20	—	—	—	1,164,659
Aug-20	—	—	—	1,164,659
Sep-20	—	—	—	1,164,659
Oct-20	—	—	—	1,164,659
Total

*

On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2019. The current share repurchase plan will remain in effect between January 1, 2020 to December 31, 2020.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to the financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: December 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: December 11, 2020

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: December 11, 2020